SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 24, 2001
(Date of earliest event reported)

Commission File No. 333-48720


                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                             (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Computational Materials
                                                prepared by Merrill Lynch,
                                                Pierce, Fenner & Smith
                                                Incorporated in connection
                                                with Wells Fargo Asset
                                                Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series
                                                2001-17.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION

July 24, 2001

                                   By:      /s/ Alan S. McKenney
                                          ----------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS

                                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                          P
                        prepared by Merrill Lynch,
                        Pierce, Fenner & Smith
                        Incorporated in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2001-17.